UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 4, 2023

CORNER GROWTH ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-39814	98-1563902
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

251 Lytton Avenue, Suite 200
Palo Alto, California	94301
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (650) 543-8180

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A Ordinary Share, $0.0001 par value, and one-third of one redeemable warrant	COOLU	The Nasdaq Stock Market LLC
Class A Ordinary Shares included as part of the units	COOL	The Nasdaq Stock Market LLC
Redeemable warrants included as part of the units, each whole warrant exercisable for one Class A Ordinary Share at an exercise price of $11.50	COOLW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

Business Combination Agreement

On May 4, 2023, Corner Growth Acquisition Corp., a Cayman Islands exempted company (the “Company”), entered into a business combination agreement (the “Business Combination Agreement”) by and among the Company, Noventiq Holdings PLC, a company organized under the laws of the Cyprus (“Noventiq”), and Corner Growth SPAC Merger Sub, Inc., a Cayman Islands exempted company and a direct wholly owned subsidiary of the Company (“Merger Sub”). The Business Combination Agreement provides, among other things, that on the terms and subject to the conditions set forth therein, Merger Sub will merge with and into Noventiq, with Noventiq surviving as a wholly-owned subsidiary of the Company (the “Merger”). Upon the closing of the business combination (the “Closing”), it is anticipated that the Company will change its name to “Noventiq Holding Company” (“New Noventiq”) and certain securities of New Noventiq are expected to be listed on the Nasdaq Stock Market (“Nasdaq”). The date on which the Closing actually occurs is hereinafter referred to as the “Closing Date.” In accordance with the applicable provisions of the Cayman Companies Act (As Revised) and the Cyprus Companies Law, prior to the approval and adoption of the Business Combination Agreement and transactions contemplated thereby by the requisite vote of Noventiq’s shareholders (the “Noventiq Shareholder Vote”), Noventiq will re-domicile from Cyprus to the Cayman Islands (the “Domestication”).

The Merger and the other transactions contemplated by the Business Combination Agreement are hereinafter referred to as the “Business Combination.”

The Business Combination Agreement and the transactions contemplated thereby were approved by the boards of directors of each of the Company and Noventiq.

Consideration and Structure

The Merger will become effective, upon the terms and subject to the conditions of the Business Combination Agreement, at the date and time when a plan of merger (the “Plan of Merger”) has been registered by the Cayman Registrar, or at such later date and time as is agreed upon in writing by the parties and specified in the Plan of Merger (the “Effective Time”). At the Effective Time, each ordinary share of Noventiq outstanding immediately prior to the Effective Time (collectively, the “Noventiq Shares”) (other than shares held in treasury of Noventiq or owned by and subsidiary of Noventiq and held by shareholders of Noventiq who have perfected their dissenters’ rights in accordance with Section 238 of the Cayman Act) will be automatically cancelled, extinguished and converted into a number of the Company’s newly issued Class A Ordinary Shares, par value $0.0001 per share (the “Ordinary Shares”), equal to the “Exchange Ratio” determined by dividing (A) the Per Share Merger Consideration Value by (B) $10; and each outstanding vested and unvested option to purchase Noventiq Shares (“Noventiq Option”) will be assumed and converted into an option to purchase Ordinary Shares (each a “Rollover Option”). The number of Ordinary Shares (rounded down to the nearest whole number) that are subject to each Rollover Option shall be equal to the product of (i) the number of Noventiq Shares subject to the Noventiq Option and (ii) the Exchange Ratio, and the exercise price per share of the Rollover Option (rounded up to the nearest whole cent) shall be equal to the quotient obtained by dividing (A) the exercise price per share of the Noventiq Option by (B) the Exchange Ratio. For purposes of the Business Combination Agreement, Noventiq’s equity value is $877,000,000 plus the amount equal to aggregate exercise price of the Noventiq’s options (the “Equity Value”) and the “Per Share Merger Consideration Value” is an amount in dollars equal to the sum of the Equity Value, divided by the number of outstanding shares.

In addition to the foregoing consideration, Noventiq shareholders shall be entitled to receive, as additional consideration, one Class A Contingent Share Right (the “Class A CSRs”), one Class B Contingent Share Right (the “Class B CSRs”) and one Class C Contingent Share Right (the “Class C CSRs” and, together with the Class A CSRs and the Class B CSRs, the “CSRs”), in each case, for each Ordinary Share issuable to such Noventiq shareholder at the Effective Time pursuant to the Business Combination Agreement, which provide the holders of such CSRs the contingent right to receive additional newly issued Ordinary Shares (the “Earnout Shares”) upon the occurrence of certain events during the period from and after the Closing until the fifth anniversary of the Closing (the “Earnout Period”) as follows: (A) in the case of the Class A CSRs, an aggregate of 10,000,000 Earnout Shares, if the VWAP (as defined in the Business Combination Agreement) of Company Shares is greater than or equal to $14.00 for any twenty (20) Trading Days (as defined in the Business Combination Agreement) within a period of thirty (30) consecutive Trading Days (“First Level Earn-Out Target”), (B) in the case of the Class B CSRs, an aggregate of 10,000,000 Earnout Shares, if the VWAP of Company Shares is greater than or equal to $16.00 for any twenty (20) Trading Days within a period of thirty (30) consecutive Trading Days, and (C) in the case of the Class C CSRs, an aggregate of 10,000,000 Earnout Shares, if the VWAP of Company Shares is greater than or equal to $18.00 for any twenty (20) Trading Days within a period of thirty (30) consecutive Trading Days. During the Earnout Period, if New Noventiq experiences a Change of Control (as defined in the Business Combination Agreement), then any Earnout Shares not already earned and issued to the Noventiq shareholders shall be deemed earned and the balance of the Earnout Shares shall be issuable by New Noventiq to the Noventiq shareholders immediately prior to consummation of such Change of Control transaction, provided that if such Change of Control occurs after the fourth anniversary of the Closing Date and the cash, securities or other property (or any combination thereof) reflects a value per Company New Share that is less than ten dollars ($10.00), only the First Level Earn-Out Target shall be deemed to have been satisfied and the Noventiq shareholders shall be entitled to receive only the New Company Shares attributable to the First Level Earn-Out Target.

On May 4, 2023, CGA Sponsor, LLC, a Delaware limited liability company (the “Sponsor”), held 9,825,001 shares of the Company’s Class B ordinary shares, par value $0.0001 per share (the “Sponsor Shares”). Of these, 2,500,000 Sponsor Shares are subject to forfeiture based on the sum of (i) the amount of gross proceeds raised prior to the Effective Time from additional financings, if any, by the Company and (ii) the cash balance of the Company’s trust account held for the benefit of its public shareholders, but the consummation of the Business Combination is not subject to a minimum amount of additional financing having been raised. At the Effective Time, the Sponsor Shares will automatically convert into Ordinary Shares on a one-for-one basis, subject to adjustment, on the terms and conditions provided in the Company’s amended and restated memorandum and articles of association.

An additional 5,000,000 Sponsor Shares will be held in escrow and only released, in three equal installments, upon the occurrence of the same milestone events as the Earnout Shares are issued.

In connection with the Business Combination and pursuant to the Business Combination Agreement, the Company has agreed to establish a Level 2 ADS facility by entering into a Deposit Agreement with The Bank of New York Mellon (or an affiliate), as depositary, and filing with the Securities and Exchange Commission (the “SEC”) a Registration Statement on Form F-6 registering American Depositary Shares (the “ADSs”), each representing one Ordinary Share (the “ADS Facility”).

Following the Closing, each holder of Ordinary Shares will be able to deposit such holder’s shares into the ADS Facility and receive ADSs, which are expected to trade on Nasdaq under the symbol “NVIQ.” Following the Closing, the Company’s outstanding warrants, issued under a Warrant Agreement, dated December 16, 2020, by and between the Company and Continental Stock Transfer & Trust Company, will remain outstanding and are expected to continue trading on Nasdaq. The Ordinary Shares will not trade on Nasdaq or any other securities exchange.

The Business Combination is expected to close in the second half of 2023, following the receipt of the required approval by the Company’s and Noventiq’s shareholders and the fulfilment of other customary closing conditions.

Representations and Warranties; Covenants

The parties to the Business Combination Agreement have agreed to customary representations and warranties for transactions of this type. In addition, the parties to the Business Combination Agreement have agreed to be bound by certain customary covenants for transactions of this type, including, among others, covenants with respect to the conduct of Noventiq, the Company and their respective subsidiaries during the period between execution of the Business Combination Agreement and Closing. The representations, warranties, agreements and covenants of the parties set forth in the Business Combination Agreement will terminate at Closing, except for those covenants and agreements that, by their terms, contemplate performance after Closing. Each of the parties to the Business Combination Agreement has agreed to use its reasonable best efforts to take or cause to be taken all actions and things necessary to consummate the Business Combination.

Conditions to Closing

Under the Business Combination Agreement, the obligations of each of Noventiq and the Company to consummate the Business Combination are subject to the satisfaction or waiver of certain customary closing conditions of the respective parties, including, among others: (i) no order or law issued by any court of competent jurisdiction or other governmental entity or other legal restraint or prohibition preventing the consummation of the transactions contemplated by the Business Combination Agreement being in effect; (ii) the registration statement/proxy statement to be filed by the Company relating to the Business Combination Agreement and the Business Combination becoming effective in accordance with the provisions of the Securities Act of 1933, as amended (the “Securities Act”), no stop order being issued by the SEC and remaining in effect with respect to the registration statement/proxy statement to be filed by the Company relating to the Business Combination Agreement and the Business Combination, and no proceeding seeking such a stop order being threatened or initiated by the SEC and remaining pending; (iii) the Company’s listing application with Nasdaq for the ADSs having been approved (subject to notice of issuance) and, immediately following the Effective Time, the Company having satisfied any applicable initial and continuing listing requirements of Nasdaq, and the ADS Facility having been established; and (iv) the Noventiq Shareholder Vote and the approval and adoption of the Business Combination Agreement and transactions contemplated thereby by the requisite vote of the Company’s shareholders (the “Company Shareholder Vote”). Although receipt of the Noventiq Shareholder Vote and the Company Shareholder Vote are conditions to the consummation of the Business Combination, the parties to the Sponsor Support Agreement and the Voting and Support Agreement, respectively, have agreed to vote their shares, which aggregate in each case the requisite number of shares required for the Company Shareholder Vote and the Novnentiq Shareholder Vote, in favor of the Business Combination. See “Other Agreements”.

The obligation of the Company to consummate the Business Combination is also subject to the satisfaction or waiver of certain other closing conditions, including, among others, the absence of a Noventiq Material Adverse Effect (defined in the Business Combination Agreement) since the date of the Business Combination that is continuing.

Governance

The Business Combination Agreement provides that, as of the Effective Time, the Board of Directors of the Company will consist of nine members, which will be comprised of (i) one director designated by the Sponsor and (ii) eight directors designated by Noventiq. The Business Combination Agreement also provides that, on or prior to Closing, the Company will enter into an agreement with SGI Group Limited, Noventiq’s largest shareholder, entitling SGI Group Limited and its affiliates to nominate, effective from and after the Effective Time, a maximum of 3 directors on the Board of Directors on terms and subject to conditions consistent with Noventiq’s existing relationship agreement with such shareholder.

Termination

The Business Combination Agreement may be terminated under certain customary and limited circumstances at any time prior to the Closing, including, but not limited to, (i) by the mutual written consent of the Company and Noventiq; (ii) by the Company, subject to certain exceptions, if any of the representations or warranties made by Noventiq are not true and correct or if Noventiq fails to perform any of its respective covenants or agreements under the Business Combination Agreement (including an obligation to consummate the Closing) such that certain conditions to the obligations of the Company could not be satisfied and the breach (or breaches) of such representations or warranties or failure (or failures) to perform such covenants or agreements is (or are) not cured or cannot be cured within the earlier of (A) thirty (30) days after written notice thereof, and (B) the one-year anniversary of the date of the Business Combination Agreement (the “Outside Date”); (iii) by Noventiq, subject to certain exceptions, if any of the representations or warranties made by the Company or Merger Sub are not true and correct or if the Company or Merger Sub fails to perform any of their covenants or agreements under the Business Combination Agreement (including an obligation to consummate the Closing) such that the conditions to the obligations of Noventiq could not be satisfied and the breach (or breaches) of such representations or warranties or failure (or failures) to perform such covenants or agreements is (or are) not cured or cannot be cured within the earlier of (A) thirty (30) days after written notice thereof, and (B) the Outside Date; (iv) by either the Company or Noventiq, if the transactions contemplated by the Business Combination Agreement are not consummated on or prior to the earlier of (A) the date of the deadline for the Company to consummate its initial business combination, as such date may be extended from time to time and (B) the Outside Date, unless the breach of any covenants or obligations under the Business Combination Agreement by the party seeking to terminate proximately caused the failure to consummate the transactions contemplated by the Business Combination Agreement; (v) by either the Company or Noventiq, if (A) any governmental entity shall have issued an order or taken any other action permanently enjoining, restraining or otherwise prohibiting the transactions contemplated by the Business Combination Agreement and such order or other action shall have become final and nonappealable; or (B) if the Company Shareholder Vote is not obtained; or (vi) by Noventiq in order to enter into a definitive written agreement providing for a Superior Proposal (as defined in the Business Combination Agreement); (vii) by the Company if an Adverse Recommendation Change (as defined in the Business Combination Agreement) shall have occurred.

If the Business Combination Agreement is validly terminated, none of the parties to the Business Combination Agreement will have any liability with respect to the other parties to the Business Combination Agreement or any further obligation under the Business Combination Agreement, other than customary confidentiality obligations, except in the case of willful breach or fraud, provided that if (i) Noventiq terminates the Business Combination Agreement in order to enter into a definitive written agreement providing for a Superior Proposal or (ii) the Company terminates the Business Combination Agreement if an Adverse Recommendation Change shall have occurred, Noventiq shall pay the Company a termination fee in an amount equal to three per cent (3%) of the Equity Value.

A copy of the Business Combination Agreement is filed with this Current Report on Form 8-K as Exhibit 2.1 and is incorporated herein by reference, and the foregoing description of the Business Combination Agreement and the Business Combination does not purport to be complete and is qualified in its entirety by reference thereto. The Business Combination Agreement contains representations, warranties and covenants that the respective parties made to each other as of the date of the Business Combination Agreement or other specific dates. The assertions embodied in those representations, warranties and covenants were made for purposes of the contract among the respective parties and are subject to important qualifications and limitations agreed to by the parties in connection with negotiating the Business Combination Agreement. The Business Combination Agreement is being filed to provide investors with information regarding its terms. It is not intended to provide any other factual information about the parties to the Business Combination Agreement. In particular, the representations, warranties, covenants and agreements contained in the Business Combination Agreement, which were made only for purposes of the Business Combination Agreement and as of specific dates, were solely for the benefit of the parties to the Business Combination Agreement, may be subject to limitations agreed upon by the contracting parties (including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Business Combination Agreement instead of establishing these matters as facts) and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors, security holders and reports and documents filed with the SEC. Investors and security holders are not third-party beneficiaries under the Business Combination Agreement and should not rely on the representations, warranties, covenants and agreements, or any descriptions thereof, as characterizations of the actual state of facts or condition of any party to the Business Combination Agreement. In addition, the representations, warranties, covenants and agreements and other terms of the Business Combination Agreement may be subject to subsequent waiver or modification.

Other Agreements

The Business Combination Agreement contemplates the execution of various additional agreements and instruments, on or before the Closing, including, among others, the following:

Sponsor Support Agreement

Concurrently with the execution of the Business Combination Agreement, the Sponsor entered into a support agreement with the Company and Noventiq (the “Sponsor Support Agreement”), pursuant to which the Sponsor has agreed to, among other things, (i) vote in favor of the Business Combination Agreement and the transactions contemplated thereby; (ii) not to solicit, initiate, submit, facilitate (including by means of furnishing or disclosing information), discuss or negotiate, directly or indirectly, any inquiry, proposal or offer (written or oral) with any third-party with respect to a CGAC Acquisition Proposal (as defined in the Sponsor Support Agreement); (iii) be bound by certain transfer restrictions with respect to its shares in the Company prior to the closing of the Business Combination; (iv) not to transfer any of the Restricted Securities (as defined in the Sponsor Support Agreement) from and after the Closing and until the earlier of (A) the six (6) month anniversary of the Closing Date and (B) the date following the Closing Date on which the Company completes a Liquidity Event (as defined in the Sponsor Support Agreement).

The foregoing description of the Sponsor Support Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Sponsor Support Agreement, a copy of which is attached as Exhibit 10.1 hereto, and the terms of which are incorporated herein by reference.

Voting and Support Agreement

Concurrently with the execution of the Business Combination Agreement, the Company, Noventiq and certain shareholders of Noventiq (collectively, the “Noventiq Supporting Shareholders”) duly executed and delivered to the Company a support agreement (the “Voting and Support Agreement”), pursuant to which each Noventiq Supporting Shareholder agreed to, among other things, (i) the Business Combination and the adoption of the Business Combination Agreement any other matters necessary or reasonably requested by Noventiq for consummation of the Business Combination and the other transactions contemplated by the Business Combination Agreement, (ii) not to transfer any Noventiq Shares on or prior to the Closing (subject to the exceptions set forth therein), and (ii) to a lock-up of the Noventiq Shares from and after the Closing and until the earlier of (A) the six (6) month anniversary of the Closing Date and (B) the date following the Closing Date on which the Company completes a Liquidity Event (as defined in the Voting and Support Agreement).

The foregoing description of the Voting and Support Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Voting and Support Agreement, a form of which is attached as Exhibit 10.2 hereto, and the terms of which are incorporated herein by reference.

Amended and Restated Registration Rights Agreement

The Business Combination Agreement contemplates that, at or prior to the Closing, the Company, the Sponsor Parties and certain Noventiq shareholders will enter into an Amended and Restated Registration Rights Agreement (the “Registration Rights Agreement”), pursuant to which, among other things, the Sponsor and such Noventiq shareholders will be granted certain registration rights with respect to their respective Ordinary Shares of the Company, in each case, subject to the terms and conditions set forth in the Registration Rights Agreement.

Item 7.01	Regulation FD Disclosure.

On May 4, 2023, the Company and Noventiq issued a joint press release announcing that on May 4, 2023, they executed the Business Combination Agreement. A copy of the press release is furnished hereto as Exhibit 99.l and incorporated herein by reference.

The information in this Item 7.01 and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such filing.

Additional Information

In connection with the Business Combination, the Company intends to file with the SEC a Registration Statement on Form F-4 (the “Registration Statement”), which will include a preliminary prospectus and preliminary proxy statement. The Company will mail a definitive proxy statement and other relevant documents to its shareholders. This communication is not a substitute for the Registration Statement, the definitive proxy statement or any other document that the Company will send to its shareholders in connection with the Business Combination. Investors and security holders of the Company are advised to read, when available, the proxy statement in connection with the Company’s solicitation of proxies for its special meeting of shareholders to be held to approve the Business Combination (and related matters) because the proxy statement will contain important information about the Business Combination and the parties to the Business Combination. The definitive proxy statement will be mailed to shareholders of the Company as of a record date to be established for voting on the Business Combination. Shareholders will also be able to obtain copies of the proxy statement/prospectus, without charge, once available, at the SEC’s website www.sec.gov or by directing a request to: ir@bigcypressaccorp.com.

Participants in the Solicitation

The Company, Noventiq and their respective directors, executive officers, other members of management, and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of the Company’s shareholders in connection with the Business Combination. Investors and security holders may obtain more detailed information regarding the names and interests in the Business Combination of the Company’s directors and officers in the Company’s filings with the SEC including the Registration Statement to be filed with the SEC by the Company, which will include the proxy statement of the Company for the Business Combination, and such information and names of Noventiq’s directors and executive officers will also be in the Registration Statement filed with the SEC by the Company.

Forward-Looking Statements

Certain statements made herein that are not historical facts are forward-looking statements for purposes of the safe harbor provisions under The Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding future events, the Business Combination between the Company and Noventiq, the estimated or anticipated future results and benefits of the combined company following the Business Combination, including the likelihood and ability of the parties to successfully consummate the Business Combination, future opportunities for the combined company, and other statements that are not historical facts. These statements are based on the current expectations of the Company’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on, by any investor as a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of the Company and Noventiq. These statements are subject to a number of risks and uncertainties regarding the Company’s businesses and the Business Combination, and actual results may differ materially. These risks and uncertainties include, but are not limited to, general economic, political and business conditions; the inability of the parties to consummate the Business Combination or the occurrence of any event, change or other circumstances that could give rise to the termination of the Business Combination Agreement; the outcome of any legal proceedings that may be instituted against the parties following the announcement of the Business Combination; the receipt of an unsolicited offer from another party for an alternative business transaction that could interfere with the Business Combination; the risk that the approval of the shareholders of the Company or Noventiq for the potential transaction is not obtained; failure to realize the anticipated benefits of the Business Combination, including as a result of a delay in consummating the potential transaction or difficulty in integrating the businesses of the Company or Noventiq; the risk that the Business Combination disrupts current plans and operations as a result of the announcement and consummation of the Business Combination; the ability of the combined company to grow and manage growth profitably and retain its key employees; the amount of redemption requests made by the Company’s shareholders; the inability to obtain or maintain the listing of the post-acquisition company’s securities on Nasdaq following the Business Combination; costs related to the Business Combination; and those factors discussed in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020, filed with the SEC on March 31, 2021, in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, filed with the SEC on March 31, 2023, and other filings with the SEC. If any of these risks materialize or if assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that the Company presently does not know or that the Company currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements provide the Company’s expectations, plans or forecasts of future events and views as of the date of this communication. The Company anticipates that subsequent events and developments will cause the Company’s assessments to change. However, while the Company may elect to update these forward-looking statements at some point in the future, the Company specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing the Company’s assessments as of any date subsequent to the date of this report. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Disclaimer

This communication is for informational purposes only and is neither an offer to purchase, nor a solicitation of an offer to sell, subscribe for or buy any securities or the solicitation of any vote in any jurisdiction pursuant to the Business Combination or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

2.1	Business Combination Agreement, dated as of May 4, 2023, by and among Corner Growth Acquisition Corp., Noventiq Holdings PLC, and Corner Growth SPAC Merger Sub, Inc.

10.1	Sponsor Support Agreement, dated as of May 4, 2023, by and among Corner Growth Acquisition Corp., Noventiq Holdings PLC and CGA Sponsor, LLC

10.2	Voting and Support Agreement, dated as of May 4, 2023, by and among Corner Growth Acquisition Corp., Noventiq Holdings PLC, SGI Group Limited, Igor Borovikov, Broadreach Limited, and Da Vinci Private Equity Fund II L.P., Da Vinci Capital Group Limited and Investment Partnership Da Vinci Pre-IPO Fund.

99.1	Press Release, dated May 4, 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

†

Certain of the exhibits and schedules to this exhibit have been omitted in accordance with Regulation S-K Item 601(b)(2). The Registrant agrees to furnish supplementally a copy of all omitted exhibits and schedules to the SEC upon its request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Corner Growth Acquisition Corp.

By:	/s/ Jerome Letter
Name:	Jerome Letter
Title:	Chief Financial Officer

Dated: May 4, 2023